UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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☐	Definitive Information Statement

SARS CORPORATION
(Name of Registrant as Specified in Its Charter)

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SARS Corporation
13110 NE 177th PL, #255
Woodinville, WA 98072
(206) 501-0172

Dear Shareholder:

This Information Statement is first being furnished on or about July 9, 2009 to the holders of record as of the close of business day on June 29, of shares of common stock, par value $.001 per share (the “Common Stock”), of SARS Corporation (the “Company,” “we” or “us”). The purpose of this Information Statement is to notify our stockholders that on June 19, 2009 (the “Record Date”), we received written consent (the “Written Consent”) from certain of our major stockholders, including principal stockholders identified in the section entitled “Security Ownership Of Certain Beneficial Owners And Management,” holding or able to direct the vote of 5,001,717,054 shares of the voting capital stock, consisting of the Common Stock and certain preferred stock of the Company (the “Preferred Stock”), collectively referred to as the “Company Stock”, representing approximately 84% of the then total issued and outstanding Company Stock (the “Consenting Stockholders”),  to adopt amended and restated articles of incorporation and bylaws for the Company.  Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated there under, including Regulation 14C. To accomplish this action, we will make the proper filing with the Nevada Secretary of State’s office following this filing.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of or persons able to direct the vote of a majority of the outstanding shares of our Common Stock. The Company’s Board of Directors (the “Board”) is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. The resolutions will not become effective before a date which is 20 days after a Definitive Information Statement was first mailed to our stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by a majority of our stockholders.

Sincerely yours,

Geoff Meagher,
Interim CEO

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

SARS CORPORATION

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

The Board and Consenting Stockholders adopted amended and restated articles of incorporation and bylaws for the Company. This action will change the name of the Company to FasTech Corporation to reflect the nature of the Company’s business following the acquisition of Environmental Insulation, LLC (“EI”), ESDD, LLC (“ESDD”), Alternatech, Inc. (“Alternatech”), Associated Mechanical, Inc. (“AMI”), Swank Enterprises, Inc. (“SEI”) d/b/a Art and Print, Inc. (“A&P”), and R.J. Power Plumbing & Heating Company (“RJP”). The amended and restated Articles of Incorporation and Bylaws incorporated all prior amendments to the Company’s articles that remain in force into a single document.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's common stock. Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $5,000, will be paid by us.

The Company will only deliver one (1) Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: SARS Corporation, 13110 NE 177th PL, #255, Woodinville, WA 98072.  The Company may also be reached at (206) 501-0712.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Nevada General Corporation Act, a vote by the holders of at least a majority of the Company's outstanding Company Stock is required to effect the actions described herein. The Company’s Articles of Incorporation does not authorize cumulative voting.  As of the Record Date, the Company had 5,948,438,905 voting shares of Company Stock issued and outstanding of which over fifty percent (50%) of the outstanding shares of Company Stock is required to pass any stockholder resolutions. The Consenting Stockholders, who consist of 2 current stockholders of the Company, are collectively the record and beneficial owners of 1,717,054 shares of Common Stock and 5,000,000 shares of Preferred Stock, which represents a combined total of 84% of the total available votes of the issued and outstanding shares of the Company Stock.  Pursuant to NRS 78.320 of the Nevada General Corporation Act, the Consenting Stockholders voted in favor of the actions described herein in a written consent, dated June 19, 2009, attached hereto as Exhibit A.  No consideration was paid for the consent. The Consenting Stockholders names, affiliations with the Company, and their beneficial holdings are as follows:

Name and Affiliation of Beneficial Holder		Shares Beneficially Held	Percent of Class:
Laurence Shelver	Common Stock	1,712,607	>1%
Laurence Shelver	Preferred Stock (1)	2,500,001	50%
David M. Otto, Secretary and Director	Common Stock	4,447	>1%
David M. Otto, Secretary and Director	Preferred Stock	2,500,000	50%

Total			%

(1)	The Preferred Stock consists of a Series A, which provides for no voting rights, and a Series B, which provides for voting rights.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's capital stock as of June 19, 2009, by: (i) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent (5%) of the outstanding shares of the Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address of Beneficial Holder:	Title of Class:	Amount and Nature of Beneficial Ownership:	Percent of Class:
Laurence Shelver 601 108th Ave NE, Suite 1908 Bellevue, WA 98004	Common, $.001 par value	1,712,607	<1%
	Preferred	2,500,001	50%

Clayton Shelver (1) Director 2016 – 240th Place SE Bothell, WA 98021-9523	Common, $.001 par value	15,681,258	1.3%

David M. Otto (2) Secretary and Director 601 Union Street, Ste. 4500 Seattle, WA 98101	Common, $.001 par value	19,120,447	1.7%
	Preferred	2,500,000	50%

Total Held by Officers, Directors and Beneficial Owners Of Each Class:	Common, $.001 par value	36,514,312	3.2%
	Preferred	5,000,001	100%

Total Held by Officers and Directors of Each Class:	Common, $.001 par value	34,801,705	3%
	Preferred	2,500,000	100%

1.
Of the amount of common stock beneficially held, (i) Mr. Shelver owns 681,258 shares, and (ii) Shropshire Capital Holdings, LLC, of which Mr. Shelver is the sole member holds 15,000,000 shares of common stock.

2.
Of the amount of common stock beneficially held, (i) Mr. Otto owns 4,447 shares, (ii) 1,386,000 shares of common stock are held by the Otto Law Group, PLLC, of which Mr. Otto is the principal, (iii) Saratoga Capital Partners, LLC, of which Mr. Otto is a member, holds 4,000,000 shares, (iv) Otto Capital, LLC, of which Mr. Otto is the sole member, holds 13,000,000 shares, and (v) Otto Capital Holdings, Inc., of which Mr. Otto is the sole officer and director, holds 730,000 shares.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDERS

The following actions were taken based upon the unanimous recommendation of the Board and the written consent of the Consenting Stockholders:

ADOPTION ON AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BYLAWS

General

The Board and the Consenting Stockholders unanimously adopted and approved amended and restated articles of incorporation (the “Amended and Restated Articles”) and bylaws (the “Amended and Restated Bylaws”).  Accordingly, the Board and stockholders holding the majority of available votes of the Company approved the Amended and Restated Articles and the Amended and Restated Bylaws on June 19, 2009.

The discussion below is qualified in its entirety by reference to the full text of the Company’s current articles of incorporation (the “Current Articles”) and the Company’s current bylaws (the “Current Bylaws”), and by the applicable provisions of the Amended and Restated Articles and Amended and Restated bylaws.

Effective Time

The Amended and Restated Articles and the Amended and Restated Bylaws will become effective by filing the Certificate of Amendment of Articles of Incorporation with the Secretary of State of Nevada, a form of which is attached hereto as Exhibit B (the "Certificate of Amendment").  Under federal securities laws, the Company cannot file the Certificate of Amendment until at least twenty (20) days after the filing of a Definitive Information Statement.

Comparison of Shareholder Rights Before and After the Adoption of Amended and Restated Articles of Incorporation and Bylaws

The rights of the Company’s stockholders are currently governed by the Nevada Revised Statutes (“NRS”), Nevada common law, the Company’s Current Articles and the Current Bylaws. The Current Articles and the Current Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at 13110 NE 177th PL, #255, Woodinville, WA 98072.

Summarized below are the most significant changes in the Company’s Current Articles and Current Bylaws and the Amended and Restated Articles and the Amended and Restated Bylaws. The summary below is not intended to be relied upon as an exhaustive list or complete description of all differences between the Company’s Current Articles and Current Bylaws and the Amended and Restated Articles and the Amended and Restated Bylaws, and is qualified in its entirety by reference to the NRS, Company’s Current Articles and Current Bylaws and the Amended and Restated Articles and the Amended and Restated Bylaws.

Comparison of Articles of Incorporation

The Amended and Restated Articles, which will be the governing Articles of Incorporation for the Company, will contain the following important provisions pursuant to the NRS in contrast to the Current Articles. Explanatory notes appear in italicized form below and do not appear in the Company’s actual Amended and Restated Articles.

Current Articles of Incorporation	Amended and Restated Articles of Incorporation
Corporate Name
The Company’s current corporate name is SARS Corporation. Please note: SARS Corporation was formerly named Mycom Group, Inc.(also known as Bad Toys, Inc.).
Upon adoption of the Amended and Restated Articles, the Company’s corporate name will be FasTech Holdings, Inc.

Please note: the new name reflects the current nature and purpose of the Company’s business.

Authorized Capital
The total number of shares which the corporation is authorized to issue is four billion five hundred fifty million (4,550,000,000), consisting of four billion five hundred million (4,500,000,000) shares of common stock having a par value of $0.001 per share and fifty million (50,000,000) of blank check preferred stock having a par value of $0.001 per share.

The total number of shares that this Corporation is authorized to issue is five billion (5,000,000,000), consisting of 4,950,000,000 shares of common stock of the Corporation (the “Common Stock”) having a par value of $0.001 per share and 50,000,000 shares of “blank check” preferred stock of the Corporation (the “Preferred Stock”) having a par value of $0.001 per share.  The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

Please note: the number of common stock shares were increased by 400,000,000 in order to effectuate the Company’s business objectives.

Common Stock
(a) Voting. Except as otherwise expressly provided by law, and subject to the voting rights provided to the holders of the Blank Check Preferred Stock by the Board, the Common Stock shall have exclusive voting rights on all matters requiring a vote of shareholders, voting together with the holders of  the Blank Check Preferred Stock by the Board, the Common Stock shall have exclusive voting rights on all matters requiring a vote of shareholders, voting together with the holders of the Blank Check Preferred Stock, as one class.
(b) Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of the Blank Check Preferred Stock, or except as may be provided by the laws of the State of Nevada, the holders of Common Stock shall have exclusively all other rights of shareholders.

(a) Voting. Except as otherwise expressly provided by law, and subject to the voting rights provided to the holders of the Preferred Stock by the Corporation’s board of directors (the “Board”), the Common Stock shall have exclusive voting rights on all matters requiring a vote of shareholders, voting together with the holders of the Preferred Stock, as one class.
(b) Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other and no dividends shall be paid on any shares of Common Stock unless the same is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the laws of the State of Nevada, the holders of Common Stock shall have exclusively all other rights of shareholders.

Please note: the language has been modified to include defined terms (Preferred Stock instead of Blank Check Preferred Stock; Board instead of Board of Directors; including defined term Corporation).

Preferred Stock
(a) Issuance. The Blank Check Preferred Stock may be issued from time to time in one or more series. Subject to the limitations set forth herein and any limitations prescribed by law, the Board is expressly authorized, prior to issuance of any series of Blank Check Preferred Stock, to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and the designations, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series. Pursuant to the foregoing general authority vested in the Board, but not in limitation of the powers conferred on the Board thereby and by Nevada law, the Board is expressly authorized to determine with respect to each series of Blank Check Preferred Stock:
(i) The designation or designations of such series and the number of shares (which number from time to time may be decreased by the Board, but not below the number of such shares then outstanding, or may be increased by the Board unless otherwise provided in creating such series) constituting such series;
(ii) The rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or noncumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such shares as participating or nonparticipating after the payment of dividends as to which such shares are entitled to any preference;
(iii) The rights and preferences, if any, of the shareholders of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Company, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;
(iv) The full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;
(v) The times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the shareholders of such series shall be entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the shares of such series;
(vi) The rights, if any, of shareholders of such series to convert such shares into, or to exchange such shares for, shares of any other class or classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;
(vii) The limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, Common Stock or restrictions, if any, upon the issue of any addition shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and
(viii) The conditions or restrictions, if any, upon the issue of any other class ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and
(ix) Any other relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of shares of such series; in each case, so far as not inconsistent with the provisions of this Articles of Incorporation or the Nevada Business Corporation Act as then in effect.
.

(a) Issuance. The Preferred Stock may be issued from time to time in one or more series. Subject to the limitations set forth herein and any limitations prescribed by law, the Board is expressly authorized, prior to issuance of any series of Preferred Stock, to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and the designations, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series. Pursuant to the foregoing general authority vested in the Board, but not in limitation of the powers conferred on the Board thereby and by Nevada law, the Board is expressly authorized to determine with respect to each series of Preferred Stock:
(i) The designation or designations of such series and the number of shares (which number from time to time may be decreased by the Board, but not below the number of such shares then outstanding, or may be increased by the Board unless otherwise provided in creating such series) constituting such series;
(ii) The rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or noncumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such shares as participating or nonparticipating after the payment of dividends as to which such shares are entitled to any preference;
(iii) The rights and preferences, if any, of the shareholders of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;
(iv) The full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;
(v) The times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the shareholders of such series shall be entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the shares of such series;
(vi) The rights, if any, of shareholders of such series to convert such shares into, or to exchange such shares for, shares of any other class or classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;
(vii) The limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, Common Stock or restrictions, if any, upon the issue of any addition shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation;
(viii) The conditions or restrictions, if any, upon the issue of any other class ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and
(ix) Any other relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of shares of such series; in each case, so far as not inconsistent with the provisions of these Articles or the Nevada Business Corporation Act as then in effect.

Please note: the language has been modified to include defined terms (Preferred Stock instead of Blank Check Preferred Stock; Articles instead of Articles of Incorporation; Corporation instead of Company).

Issuance of Certificates

The Board shall have the authority to issue shares of the capital stock of this Company and the certificates therefore subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

The Board shall have the authority to issue shares of the capital stock of this Corporation and the certificates therefore subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

Please note: the language has been modified to include the defined term Corporation instead of Company.

Preemptive Rights
No preemptive rights or restrictions on preemptive rights enumerated.
Except as may be authorized pursuant to Section 3.2 and Section 3.3 of Article III, no preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this Corporation.

Cumulative Voting:
No cumulative voting rights or restrictions on cumulative voting rights enumerated.	The right to cumulate votes in the election of directors of the Corporation (the “Directors”) shall not exist with respect to shares of stock of this Corporation.
Board of Directors
The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provide by the bylaws of this corporation.

7.1.           Number of Directors.
The Board shall be composed of not less than one (1) nor more than nine (9) Directors.  Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office.  The number of Directors of this Corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.
7.2           Term of Directors.
Each Director shall serve until the earlier of (i) his resignation, (ii) election of his successor, or (iii) his termination.
7.3.           Removal of Directors.
The shareholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting as removal of the Director or Directors.
7.4.           Vacancies on Board of Directors.
If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office.  The shareholders may fill a vacancy only if there are no Directors in office.
Please note: terms governing the board of directors are now included in the Articles of Incorporation, because the corporation is more sophisticated.

Right to Amend/Repeal Articles of Incorporation
No rights to amend/repeal the Articles of Incorporation are authorized.
This Corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the applicable corporate law, and the rights of the shareholders of this Corporation are granted subject to this reservation.

Power to Adopt, Amend, or Repeal Bylaws
No powers to adopt, amend, or repeal Bylaws are authorized.
The Board shall have the power to adopt, amend, or repeal the bylaws of this Corporation (the “Bylaws”), subject to the power of the shareholders to amend or repeal such Bylaws.  The shareholders shall also have the power to amend or repeal the Bylaws of this Corporation and to adopt new Bylaws.

Shareholder Actions
No shareholder actions are authorized.
10.1.           Shareholder Actions.
Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
10.2.           Number of Votes Necessary to Approve Actions.
Whenever applicable corporate law permits a corporation’s articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Articles hereby specify that the number of shares required to approve such an action shall be such lesser number.
10.3.           Special Meetings of Shareholders.
So long as this Corporation is a public company, special meetings of the shareholders of the Corporation for any purpose may be called at any time by the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.
10.4.           Quorum for Meetings of Shareholders.
Except with respect to any greater requirement contained in these Articles or the applicable corporate law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the applicable corporate law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders.

Liability
To the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes as the same exists or may hereafter be amended, an officer or director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages due to breach of fiduciary duty as such officer or director.

To the full extent that applicable corporate law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the personal liability of Directors, a Director of this Corporation shall not be liable to this Corporation or its shareholders for monetary damages for conduct as a Director. Any amendments to or repeal of this Article XI shall not adversely affect any right or protection of a Director of this Corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

Please note: changes made to include defined term “applicable corporate law.”

Indemnification
No indemnification provision.
12.1.           Indemnification.
The Corporation shall indemnify its directors to the full extent permitted by applicable corporate law now or hereafter in force.  However, such indemnity shall not apply if the director did not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director’s conduct was unlawful.  The Corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.
12.2.           Authorization.
The Board may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts, or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.
12.3.           Effect of Amendment.
No amendment or repeal of this Article XII shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Comparison of Bylaws

The Amended and Restated Bylaws, which will be the governing Bylaws for the Company, will contain the following important provisions, in contrast to the Current Bylaws. Explanatory notes appear in italicized form below and do not appear in the Company’s actual Amended and Restated Articles.

Current Bylaws	Amended and Restated Bylaws
Board of Directors – Number, Classification, and Tenure
The Board of Directors shall be composed of not less than two and no more than nine Directors.  The specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office.  The number of Directors of this Corporation may be increased or decreased from time to time in the manner provided by the Articles of Incorporation, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.  Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director’s term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.  Directors need not be stockholders of the Corporation or residents of the state of Nevada, and need not meet any other qualifications.

The Board shall be composed of not less than two and no more than nine Directors.  The specific number of Directors shall be set by resolution of the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office.  The number of Directors of this Corporation may be increased or decreased from time to time in the manner provided by the Articles of Incorporation, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.  Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director’s term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.  Directors need not be stockholders of the Corporation or residents of the state of Nevada, and need not meet any other qualifications.

Please note: The language was changed from “Board of Directors” to “Board” in order to reflect the defined term.

REASONS FOR CHANGES TO COMPANY NAME AND NATURE OF BUSINESS

Following the Company’s execution of the merger agreement with EI, ESDD, A&P, AMI, and RJP on May 22, 2009, the business of the Company became expanded to providing mechanical and electrical construction, energy infrastructure, and facilities services company in addition to systems technology creates the ability to track, monitor, and control building environments from off-site locations via web-based servers and both proprietary and open-source software tools.  The name “FasTech Holdings, Inc.” reflects this change to the Company’s business plan, purpose and nature. The Company is no longer in the business of acquiring and exploring mineral properties.

VIII. ANNUAL REPORT TO STOCKHOLDERS: FORM 10K

The Company filed Form NT 10-K, Notification of inability to timely file Annual Report on Form 10K on December 30, 2008  with the Securities and Exchange Commission  for the fiscal year ended December 31, 2008, and has been unable to file all current quarterly reports on Form 10Q.  The Company expects to file all current quarterly reports on Form 10Q within the next few months.  All filed reports, financial statements and exhibits are available at the Securities and Exchange Commission's Internet website at www.sec.gov.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

GEOFF MEAGHER, INTERIM CEO
SARS CORPORATION
13110 NE 177th PL, #255
Woodinville, WA 98072
(206) 501-0172

BY ORDER OF THE CURRENT BOARD OF DIRECTORS,

/s/ Geoff Meagher
-----------------------------------
Geoff Meagher, Interim CEO
July 9, 2009

EXHIBIT A

UNANIMOUS CONSENT TO ACTION
IN LIEU OF MEETING OF THE BOARD OF DIRECTORS OF
SARS CORPORATION

Pursuant to Nevada revised Statutes (“NRS”) 78.315 and NRS 78.325, the undersigned, being all of the directors of SARS Corporation, a Nevada corporation (the “Company”), hereby consent to the adoption of the following resolutions in lieu of holding a meeting of the Board of Directors (the “Board”) of the Company:

Adoption of Amended and Restated Articles of Incorporation and Bylaws

WHEREAS, the Board acknowledges that it is in the best interests of the Company to amend and restate the Company’s Articles of Incorporation attached hereto as Exhibit A, (the “Amended Articles”) and the Bylaws attached hereto as Exhibit B (the “Amended Bylaws”);

Accordingly as a result of the above, the following resolution is hereby unanimously approved by the Board:

RESOLVED, that the Board hereby adopts and approves the Amended Articles and the Amended Bylaws.

RESOLVED, the Board approves, authorizes, ratifies and hereby recommends to the shareholders of the Company that they adopt and approve the Amended Articles and the Amended Bylaws pursuant to NRS Sections 78.385 and 78.390, whereby such recommendation shall also satisfy the notice requirement to the shareholder entitled to vote on the Amended Articles as required NRS Section 78.320.

SARS CORPORATION
WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING
OF THE MAJORITY OF THE SHAREHOLDERS

Pursuant to Nevada Revised Statutes (“NRS”) Section 78.320, the undersigned, being a majority of the shareholders (the “Shareholders”) of SARS Corporation, Inc., a Nevada company (the “Company”), hereby waive notice and adopt the following resolutions and hereby consent to the taking of the actions set forth herein:

Adoption of Amended and Restated Articles of Incorporation and Amended and Restated Bylaws

WHEREAS, the Board of Directors of the Company have adopted and approved the Company’s Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”), and the Amended and Restated Bylaws (“Amended and Restated Bylaws”) attached hereto as Exhibit A  (the “Board Resolution”) and have recommended to the Shareholders that the Amended and Restated Articles and Amended Bylaws be adopted and approved.

WHEREAS, the Shareholders acknowledge that it is in the best interests of the Company to amend and restate the Company’s Articles of Incorporation and to amend and restate the Company’s Bylaws.

NOW THEREFORE, as a result of the above, the following resolutions are hereby approved by the Shareholders:

RESOLVED, the Shareholders hereby adopt and approve the Amended and Restated Articles and the Amended and Restated Bylaws.

EXHIBIT B

[Certificate of Amendment]

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
FASTECH, INC.

The undersigned hereby adopts as its chartering document these amended and restated articles of incorporation (“Amended and Restated Articles of Incorporation”) of SARS Corporation (the “Corporation”).

ARTICLE I
NAME
The name of the Corporation is “FasTech Holdings, Inc.”

ARTICLE II
REGISTERED OFFICE AND REGISTERED AGENT
The registered office of the Corporation is 50 West Liberty Street, Suite 880, Reno, NV 89501, and the name of the registered agent at such address is Nevada Agency and Transfer Company.

ARTICLE III
CAPITAL
3.1.           Authorized Capital.
The total number of shares that this Corporation is authorized to issue is five billion (5,000,000,000), consisting of 4,950,000,000 shares of common stock of the Corporation (the “Common Stock”) having a par value of $0.001 per share and 50,000,000 shares of “blank check” preferred stock of the Corporation (the “Preferred Stock”) having a par value of $0.001 per share.  The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.
3.2.           Common Stock.
(a)           Voting. Except as otherwise expressly provided by law, and subject to the voting rights provided to the holders of the Preferred Stock by the Corporation’s board of directors (the “Board”), the Common Stock shall have exclusive voting rights on all matters requiring a vote of shareholders, voting together with the holders of the Preferred Stock, as one class.
(b)           Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other and no dividends shall be paid on any shares of Common Stock unless the same is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the laws of the State of Nevada, the holders of Common Stock shall have exclusively all other rights of shareholders.
3.3           Preferred Stock.
(a)           Issuance. The Preferred Stock may be issued from time to time in one or more series. Subject to the limitations set forth herein and any limitations prescribed by law, the Board is expressly authorized, prior to issuance of any series of Preferred Stock, to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and the designations, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series. Pursuant to the foregoing general authority vested in the Board, but not in limitation of the powers conferred on the Board thereby and by Nevada law, the Board is expressly authorized to determine with respect to each series of Preferred Stock:
(i)           The designation or designations of such series and the number of shares (which number from time to time may be decreased by the Board, but not below the number of such shares then outstanding, or may be increased by the Board unless otherwise provided in creating such series) constituting such series;
(ii)           The rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or noncumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such shares as participating or nonparticipating after the payment of dividends as to which such shares are entitled to any preference;
(iii)           The rights and preferences, if any, of the shareholders of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;
(iv)           The full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;
(v)           The times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the shareholders of such series shall be entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the shares of such series;
(vi)           The rights, if any, of shareholders of such series to convert such shares into, or to exchange such shares for, shares of any other class or classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;
(vii)           The limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, Common Stock or restrictions, if any, upon the issue of any addition shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation;
(viii)                      The conditions or restrictions, if any, upon the issue of any other class ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and
(ix)           Any other relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of shares of such series; in each case, so far as not inconsistent with the provisions of these Articles or the Nevada Business Corporation Act as then in effect.
3.4           Issuance of Certificates.
The Board shall have the authority to issue shares of the capital stock of this Corporation and the certificates therefore subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.
ARTICLE IV
PURPOSE
The purposes for which the Corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:
4.1           Omnibus.
To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the Corporation is organized (“applicable corporate law”) and any and all acts amendatory thereof and supplemental thereto.
4.2.           Carrying On Business Outside State.
To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.
4.3.           Purposes To Be Construed As Powers.
The purposes specified herein shall be construed both as purposes and powers and shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the Corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

ARTICLE V
PREEMPTIVE RIGHTS
Except as may be authorized pursuant to Section 3.2 and Section 3.3 of Article III, no preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this Corporation.

ARTICLE VI
CUMULATIVE VOTING
The right to cumulate votes in the election of directors of the Corporation (the “Directors”) shall not exist with respect to shares of stock of this Corporation.

ARTICLE VII
BOARD OF DIRECTORS
7.1.           Number of Directors.
The Board shall be composed of not less than one (1) nor more than nine (9) Directors.  Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office.  The number of Directors of this Corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

7.2           Term of Directors.
Each Director shall serve until the earlier of (i) his resignation, (ii) election of his successor, or (iii) his termination.

7.3.           Removal of Directors.
The shareholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting as removal of the Director or Directors.
7.4.           Vacancies on Board of Directors.
If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office.  The shareholders may fill a vacancy only if there are no Directors in office.

ARTICLE VIII
RIGHT TO AMEND/REPEAL ARTICLES OF INCORPORATION
This Corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the applicable corporate law, and the rights of the shareholders of this Corporation are granted subject to this reservation.

ARTICLE IX
POWER TO ADOPT, AMEND, OR REPEAL BYLAWS
The Board shall have the power to adopt, amend, or repeal the bylaws of this Corporation (the “Bylaws”), subject to the power of the shareholders to amend or repeal such Bylaws.  The shareholders shall also have the power to amend or repeal the Bylaws of this Corporation and to adopt new Bylaws.

 ARTICLE X
SHAREHOLDER ACTIONS
10.1.                      Shareholder Actions.
Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
10.2.                      Number of Votes Necessary to Approve Actions.
Whenever applicable corporate law permits a corporation’s articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Articles hereby specify that the number of shares required to approve such an action shall be such lesser number.
10.3.                      Special Meetings of Shareholders.
So long as this Corporation is a public company, special meetings of the shareholders of the Corporation for any purpose may be called at any time by the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.
10.4.                      Quorum for Meetings of Shareholders.
Except with respect to any greater requirement contained in these Articles or the applicable corporate law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the applicable corporate law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders.

ARTICLE XI
LIABILITY
To the full extent that applicable corporate law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the personal liability of Directors, a Director of this Corporation shall not be liable to this Corporation or its shareholders for monetary damages for conduct as a Director. Any amendments to or repeal of this Article XI shall not adversely affect any right or protection of a Director of this Corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

ARTICLE XII
INDEMNIFICATION
12.1.                      Indemnification.
The Corporation shall indemnify its directors to the full extent permitted by applicable corporate law now or hereafter in force.  However, such indemnity shall not apply if the director did not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director’s conduct was unlawful.  The Corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.
12.2.                      Authorization.
The Board may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts, or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.
12.3.                      Effect of Amendment.
No amendment or repeal of this Article XII shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

ARTICLE XIII
BOARD OF DIRECTORS: NAMES AND ADDRESSES

13.1.                      Geoff Meagher
Director, President, Interim CEO
13110 NE 177th PL, #255
Woodinville, WA 98072
13.2.                      David Otto
Director, Secretary, Treasurer
601 Union ST Ste. 4500
Seattle, WA 98101
13.3.                      Clayton Shelver
Director
13110 NE 177th PL, #255
Woodinville, WA 98072

ARTICLE XIV
INCORPORATOR: NAME AND ADDRESS

Geoff Meagher
13110 NE 177th PL, #255
Woodinville, WA 98072

ARTICLE XV
These Articles shall become effective upon filing.

IN WITNESS WHEREOF, the undersigned, Chief Executive Officer of the Corporation, for the purpose of amending and restating the Articles of Incorporation of FasTech Holdings, Inc., hereby makes, files and records these Articles and certifies that it is the act and deed of the Corporation and that the facts stated herein are true.

___________________                                                                                         ______________
Geoff Meagher, Interim Chief Executive Officer                   Date